UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2007

BIODEL INC.
 (Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware	90-0136863
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)
6 Christopher Columbus Avenue Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip code)

(203) 798-3600
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

        On June 15, 2007, Biodel Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for its fiscal quarter ended March 31, 2007. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

        The information in Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as specifically set forth by specific reference in such statement or report.

Item 8.01	Other Events.

        On June 15, 2007, the Company issued a press release announcing an office action by the the United States Patent and Trademark Office regarding certain composition claims encompassing the formulations of the Company’s two lead product candidates, VIAject™ and VIAtab™. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 (a) (b) (c) (d)	Financial Statements and Exhibits. Financial Statements of Businesses Acquired. Pro Forma Financial Information. Shell Company Transactions. Exhibits.	Not Applicable. Not Applicable. Not Applicable.

Exhibit No. 99.1 99.2	Description Press Release of the Company dated June 15, 2007. Press Release of the Company dated June 15, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007	BIODEL INC. By: /s/ F. Scott Reding F. Scott Reding, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated June 15, 2007.
99.2	Press Release of the Company dated June 15, 2007.

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